                                                                   EXHIBIT 99(A)

                        KEYCORP STUDENT LOAN TRUST 2000-B

                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  January 25, 2005

(i)     Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                    $0.00
                    --------------------
                  (  $ -                , per-$1,000 original principal amount of Class A-1 Notes)
                    --------------------
(ii)    Amount of principal being paid or distributed in respect of the Class A-2
        Notes:

                    $11,228,902.17
                    --------------------
                  (  $ 0.0000232        , per $1,000 original principal amount of Class A-2 Notes)
                    --------------------
(iii)   Amount of interest being paid or distributed in respect of the Class A-1
        Notes:
                    $0.00
                    --------------------
                  (  $ -                , per $1,000 original principal amount of Class A-1 Notes)
                    --------------------
(iv)    Amount of interest being paid or distributed in respect of the Class A-2
        Notes:
                    $2,059,647.84
                    --------------------
                  (  $ 0.0000042        , per $1,000 original principal amount of Class A-2 Notes)
                    --------------------
(v)     Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
        (1)  Distributed to Class A-1 Noteholders:
                  $0.00
                  --------------------
                (  $ -                , per $1,000 original principal amount of Class A-1 Notes)
                  --------------------
        (2)  Distributed to Class A-2 Noteholders:
                  $0.00
                  --------------------
                (  $ -                , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------
        (3)  Balance on Class A-1 Notes:
                  $0.00
                  --------------------

                  --------------------

                  --------------------
                (  $ -                , per $1,000 original principal amount of Class A-1 Notes)
                  --------------------
        (4)  Balance on Class A-2 Notes:
                  $0.00
                  --------------------
                (  $ -                , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------
(vi)    Payments made under the Cap Agreement on such date:    January 24, 2005
                                                           --------------------------------
                ( $0.00               with respect to the Class A-1 Notes,
                  --------------------
                ( $0.00               with respect to the Class A-2 Notes;
                  --------------------
                  and the total outstanding amount owed to the Cap Provider:
                                                                            ----------------------
(vii)   Pool Balance at the end of the related Collection Period:     $323,189,834.75
                                                                 ---------------------------
(viii)  After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:         $0.00
                                                                  ----------------------
             (2)  Pool Factor for the Class A-1 Notes:           -
                                                      -----------------
        (b)  (1)  Outstanding principal amount of Class A-2 Notes:       $323,189,834.75
                                                                  ---------------------------
             (2)  Pool Factor for the Class A-2 Notes:      0.66637079
                                                      -----------------

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



(ix)    Note Interest Rate for the Notes:
        (a)  In general
             (1)  Three-Month Libor was
                  2.1000000%     for the period
                  ---------------
             (2)  The Student Loan Rate was:        4.4408418%
                                            -----------------------
        (b)  Note Interest Rate for the Class A-1 Notes:   2.2200000%     (Based on 3-Month LIBOR)
                                                        ---------------
        (c)  Note Interest Rate for the Class A-2 Notes:   2.4100000%     (Based on 3-Month LIBOR)
                                                        ---------------
(x)          Amount of Master Servicing Fee for  related Collection Period:    $408,459.72
                                                                           ----------------------
                   $ 0.000002723      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000000842      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------

(xi)    Amount of Administration Fee for related Collection Period:       $3,000.00
                                                                   ----------------------
                   $ 0.000000020      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000000006      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------

(xii)   (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:     $642,857.04
                                                                                            -------------------
        (b)  Delinquent Contracts                         # Loans      %                $ Amount          %
                                                          -------      -                --------          -
             30-60 Days Delinquent                           711      2.44%           $ 7,933,035       2.71%
             61-90 Days Delinquent                           282      0.97%           $ 3,239,032       1.11%
             91-120 Days Delinquent                          151      0.52%           $ 1,958,072       0.67%
             More than 120 Days Delinquent                   203      0.39%           $ 3,083,396       0.40%
             Claims in Process                               115      0.70%           $ 1,167,663       1.05%
                                                           -----      -----           -----------       -----
                TOTAL                                      1,462      5.01%           $17,381,198       5.93% *
             Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:              $0.00
                                                                                           -------------------
        (c)  Reserve Account Balance                                                             $5,852,327.90
                                                                                           -------------------
        (d)  Draw for this Distribution Date                                                             $0.00
                                                                                           -------------------
                                                                                                    $73,000.00
                                                                                           -------------------
(xvi)   Amount of Insurer Premium paid to the Securities Insurer on such Distribution Date:
                                                                                           -------------------
(xvii)  Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:
(xviii) Amount paid to the Securities Insurer in reimbursement of all Insured Payments
        made pursuant                                                $0.00
        to the Securities Guaranty Insurance Policy:                 -----                         $14,303.37
                                                                                           -------------------
(xix)   The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:                      $0.00
                                                                                           -------------------
        The Amount of any Net Trust Swap Pymt Carryover Shortfall for such Dist Date:                    $0.00
                                                                                           -------------------
        The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                       $0.00
                                                                                           -------------------
        The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:         -------------------
        and the amount of any Termination Pymt either paid by or made to the
        Trust on such Distribution Date:

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